                                                                  Exhibit 10.65


                    THIRD AMENDMENT TO TRANSACTION DOCUMENTS

THIS THIRD AMENDMENT TO TRANSACTION DOCUMENTS (herein called this "AMENDMENT") made as of the 3rd day of March, 1995 by and among SOUTHWESTERN PUBLIC SERVICE COMPANY (the "SUPPLIER"), CAP ROCK ELECTRIC COOPERATIVE, INC. ("CAP ROCK"), OTP, INC. (the "ISSUER"), NEW CORP RESOURCES, INC. ("NCR"), METROPOLITAN LIFE INSURANCE COMPANY, METROPOLITAN INSURANCE AND ANNUITY COMPANY AND METROPOLITAN PROPERTY AND CASUALTY COMPANY (collectively, the "PURCHASER"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as the Indenture Trustee (the "INDENTURE TRUSTEE"), in its individual capacity only to the extent expressly stated herein and otherwise not in its individual capacity but solely as the Indenture Trustee under the Trust Indenture.

                              W I T N E S 5 E T H:

         WHEREAS, the Supplier, Cap Rock, the Issuer, the Purchaser and the Indenture Trustee have entered into that certain Transaction Agreement dated as of September 9, 1993 and the other Transaction Documents, as amended by that certain First Amendment to Transaction Documents dated as of June 24, 1994 and that certain Second Amendment to Transaction Documents dated as of November 9, 1994 (as so amended, collectively, the "ORIGINAL DOCUMENTS") to finance the construction of the New Equipment and the Existing Equipment and the sale of electric power and energy as therein expressed; and

         WHEREAS, pursuant to that certain Assignment of Wholesale Power Contract (the "Assignment") dated of even date herewith (a copy of which is attached hereto as Appendix A), Cap Rock has assigned all of its legal and equitable rights, benefits and obligations under and to the Power Sales Agreement and the Transmission Agreement to NCR; and

         WHEREAS, the Supplier, Cap Rock, NCR, the Issuer, the Purchaser and the Indenture Trustee desire to amend the Original Documents to reflect the assignment of the Power Sales Agreement and the Transmission Agreement and that NCR is a party to the Original Documents, as amended hereby;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           DEFINITIONS AND REFERENCES

         Section 1.1. TERMS USED IN THIS AMENDMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Documents shall have the same meanings whenever used in this Amendment. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.1.

                  "AMENDMENT" means this Third Amendment to Transaction
         Documents.

                  "TRANSACTION DOCUMENTS" means, collectively, the Original Documents as amended hereby and the Guaranty of Cap Rock dated of even date herewith.

         Section 1.2.   AMENDMENTS TO DEFINED TERMS.

         (a) The definition of "User" in Appendix A to the Transaction Agreement, the Note Purchase Agreement, the Receivables Purchase Agreement, the Trust Indenture and the Transmission Agreement is hereby amended in its entirety to read as follows:

         "User" shall mean, collectively and individually, Cap Rock Electric Cooperative, Inc., a Texas corporation, and New Corp Resources Inc., a Texas corporation."

         (b) The definition of "User's Guaranty" in Appendix A to the Transaction Agreement, the Note Purchase Agreement, the Receivables Purchase Agreement, the Trust Indenture and the Transmission Agreement is hereby amended in its entirety to read as follows:

         "'USER'S GUARANTY' shall mean, collectively, that certain Guaranty dated as of the 1993 Date of Closing executed by Cap Rock Electric Cooperative, Inc. ("Cap Rock") in favor of the Note Purchaser and those two certain Guaranties dated March 3, 1995, executed by Cap Rock in favor of the Purchaser and the Supplier."

                                   ARTICLE II.

          AMENDMENTS TO TRANSACTION AGREEMENT: TRANSMISSION AGREEMENT:
                            AND POWER SALES AGREEMENT

         Section 2.1. TRANSACTION AGREEMENT -- SECTION 2.1(e). The first sentence of Section 2.1(e) of the Transaction Agreement is hereby amended in its entirety to read as follows:

                  "Cap Rock Electric Cooperative, Inc. will absolutely and unconditionally guaranty all obligations of (i) the Issuer under the Notes, the Note Purchase Agreement and the Trust Indenture and (ii) New Corp Resources, Inc. under the Agreement and the Trust Indenture and
         (ii) New Corp Resources, Inc. under the

         Transaction Agreement, the Power Sales Agreement, the Receivables Purchase Agreement and the Transmission Agreement."

         Section 2.2. TRANSACTION AGREEMENT - SECTION 8.1. The address of the User set forth in Section 8.1 is hereby amended in its entirety to read as follows:

         "If to Cap Rock Electric Cooperative, Inc.:

         Cap Rock Electric Cooperative, Inc.
         500 West Wall Street
         Midland, Texas 79701
         Attn: President

         If to New Corp. Resources, Inc.:

         New Corp. Resources, Inc.
         500 West Wall Street
         Midland, Texas 79701
         Attn: President"

         Section 2.3. TRANSACTION AGREEMENT - SECTION 8.2. The following sentence is hereby added to Section 8.2 of the Transaction Agreement, immediately following the first sentence thereof:

         "All obligations of 'User' under the Transaction Documents shall be the joint and several obligations and liabilities of Cap Rock Electric Cooperative, Inc. and New Corp Resources, Inc."

         Section 2.4. TRANSMISSION AGREEMENT - SECTION 3.17. Section 3.17 of the Transmission Agreement is hereby amended in its entirety to read as follows:

                  "Section 3.17. USAGE FEES. In the event that User's actual receipt of transmitted power as measured and billed under the Power Sales Agreement rate schedule is in excess of One Hundred Twenty Thousand Kilowatts (120,000 kW) for a particular month, Supplier shall bill the User for each Segment for each kW over such Nominal Capacity at the same monthly rate per kW applied to such Segment. Such excess billing shall be applied to a prepaid revenue account maintained by the Supplier."

         Section 2.5. TRANSMISSION AGREEMENT - EXHIBIT 3. Exhibit B to the Transmission Agreement is hereby amended in its entirety to read as set forth in Appendix B-1 attached hereto.

         Section 2.6. POWER SALES AGREEMENT - EXHIBIT A. Exhibit A to the Power Sales Agreement is hereby amended in its entirety to read as set forth in Appendix B-2 attached hereto.

                                  ARTICLE III.

                  AMENDMENTS TO RECEIVABLES PURCHASE AGREEMENT

         Section 3.1. CREATION OF RECEIVABLES. Paragraph 1 of the Receivables Purchase Agreement is hereby amended in its entirety to read as follows:

                  "1. CREATION OF RECEIVABLES. Pursuant to the terms of the Transmission Agreement, certain Receivables shall be due and owing from time to time by New Corp Resources, Inc. (the "User") to the Supplier on the terms set forth in the Transmission Agreement.

                                   ARTICLE IV.

                                   RECEIVABLES

         Section 4.1. ASSUMPTION. Cap Rock hereby assigns to NCR, and NCR hereby assumes, all payment and other obligations of Cap Rock which arise pursuant to each Receivable described on Appendix B-3 attached hereto. NCR hereby expressly agrees to make all payments under each Receivable. NCR hereby acknowledges that each Receivable has heretofore been sold by Supplier to Purchaser and that all payments due under each Receivable is to be made directly to and pursuant to the instructions of Purchaser. Notwithstanding the foregoing, Cap Rock hereby acknowledges that it is remains severally and jointly liable for all obligations arising under the terms of the Transaction Documents.

         Section 4.2. ACKNOWLEDGMENT. Cap Rock, NCR, Supplier and Purchaser hereby agree that the payment schedule attached to each Receivable described in Appendix B-3 attached hereto is true and correct as of the date hereof and that each Receivable has heretofore been sold by Supplier to Purchaser with full recourse against Supplier pursuant to the Receivables Purchase Agreement.

                                   ARTICLE V.

                           CONDITIONS OF EFFECTIVENESS

         Section 5.1. EFFECTIVE DATE. This Amendment shall become effective as of the date first above written when and only when (i) the Purchaser shall have received, at the offices of Thompson & Knight, a Professional Corporation, 1700 Pacific Street, Suite 3300, Dallas, Texas or at such other time and place as the parties hereto shall agree, a counterpart of this Amendment executed and delivered by each of the parties hereto and (ii) the Purchaser shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by the Purchaser, duly authorized, executed and delivered, and in form and substance satisfactory to the Purchaser:

                  (a) GUARANTY. The User Guaranty dated of even date herewith, pursuant to which Cap Rock will guaranty all obligations of NCR under the Transaction Documents.

                  (b) OPINIONS OF COUNSEL FOR THE TRANSACTION PARTIES. Written opinions addressed to the Purchaser from (i) Hinkle, Cox, Eaton, Coffield & Hensley, special counsel for the Supplier, (ii) Wright & Greenhill, P.C., special counsel for the Issuer, Cap Rock and NCR,
         (iii) Lloyd, Gosselink, Fowler, Blevins & Matthews, P.C., special Texas regulatory counsel for the Issuer, Cap Rock and NCR, and (iv) McGowen & Lyon, P.C., counsel for the Issuer, Cap Rock and NCR, each dated as of the date hereof and in the respective forms of Appendices C-1, C-2, C-3 and C-4 attached hereto;

                  (c) TRANSACTION PARTIES' CERTIFICATES. A certificate of a duly authorized officer and the Secretary of each of the Transaction Parties
         (i) to the effect that all of the representations and warranties of such Transaction Party set forth in Article VI hereof are true and correct at and as of the time of such effectiveness, and (ii) certifying that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of such Transaction Party authorizing the execution, delivery and performance of this Amendment and certifying the names and true signatures of the officers of such Transaction Party authorized to sign this Amendment; and

                  (d) SUPPORTING DOCUMENTS. Such other supporting documents as the Purchaser may reasonably request.

                                   ARTICLE VI.

                         REPRESENTATIONS AND WARRANTIES

         Section 6.1. REPRESENTATIONS AND WARRANTIES OF THE ISSUER. In order to induce the parties hereto to enter into this Amendment, the Issuer represents and warrants to each other party hereto that:

                  (a) The representations and warranties contained in Section
         4.1 of the Transaction Agreement are true and correct at and as of the time of the effectiveness hereof.

                  (b) The Issuer is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Transaction Documents to which it is a party. The Issuer has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of the Issuer hereunder.

                  (c) The execution and delivery by the Issuer of this Amendment, the performance by the Issuer of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of the Issuer, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Issuer, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Issuer. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Issuer of this Amendment or to consummate the transactions contemplated hereby.

                  (d) When duly executed and delivered, each of this Amendment and each Transaction Document amended hereby to which it is a party will be a legal and binding instrument and agreement of the Issuer, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

                  (e) The audited annual Consolidated financial statements of the Issuer dated as of March 31,1994 and the unaudited quarterly Consolidated financial statements of the Issuer dated as of September 30, 1994 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for the Issuer. Copies of such financial statements have heretofore been delivered to the Supplier and the Purchaser. Since March 31, 1994, no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of the Issuer.

         Section 6.2. REPRESENTATIONS AND WARRANTIES OF THE SUPPLIER. In order to induce the parties hereto to enter into this Amendment, the Supplier represents and warrants to each other party hereto that:

                  (a) The representations and warranties contained in Section
         4.2 of the Transaction Agreement are true and correct at and as of the time of the effectiveness hereof.

                  (b) The Supplier is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Transaction Documents to which it is a party. The Supplier has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of the Supplier hereunder.

                  (c) The execution and delivery by the Supplier of this Amendment, the performance by the Supplier of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of the Supplier, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Supplier, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Supplier. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Supplier of this Amendment or ta consummate the transactions contemplated hereby.

                  (d) When duly executed and delivered, each of this Amendment and each Transaction Document amended hereby to which it is a party will be a legal and binding instrument and agreement of the Supplier, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

                  (e) The audited annual Consolidated financial statements of the Supplier dated as of August 31,1994 fairly present the Consolidated financial position at such date and the Consolidated statement of operations and the changes in Consolidated financial position for the period ending on such date for the Supplier. Copies of such financial statements have heretofore been delivered to the Purchaser. Since August 31, 1994, no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of the Supplier.

         Section 6.3. REPRESENTATIONS AND WARRANTIES OF CAP ROCK. In order to induce the parties hereto to enter into this Amendment, Cap Rock represents and warrants to each other party hereto that:

                  (a) The representations and warranties contained in Section
         4.3 of the Transaction Agreement are true and correct at and as of the time of the effectiveness hereof.

                  (b) Cap Rock is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Transaction Documents to which it is a party. Cap Rock has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of the User hereunder.

                  (c) The execution and delivery by Cap Rock of this Amendment, the performance by Cap Rock of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Cap Rock, or of any material agreement, judgment, license, order or permit applicable to or binding upon Cap Rock, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Cap Rock. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Cap Rock of this Amendment or to consummate the transactions contemplated hereby.

                  (d) When duly executed and delivered, each of this Amendment and each Transaction Document amended hereby will be a legal and binding instrument and agreement of Cap Rock, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

                  (e) The audited annual Consolidated financial statements of Cap Rock dated as of March 31, 1994 and the unaudited quarterly Consolidated financial statements of Cap Rock dated as of September 30,1994 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Cap Rock. Copies of such financial statements have heretofore been delivered to the Supplier and the Purchaser. Since March 31, 1994, no material adverse change has occurred in the financial condition or businesses or m the Consolidated financial condition or businesses of Cap Rock.

         Section 6.4. REPRESENTATIONS AND WARRANTIES OF NCR. In order to induce the parties hereto to enter into this Amendment, NCR represents and warrants to each other party hereto that:

                  (a) The representations and warranties contained in Section
         4.3 of the Transaction Agreement are true and correct at and as of the time of the effectiveness hereof.

                  (b) NCR is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Transaction Documents to which it is a party. NCR has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of the User hereunder.

                  (c) The execution and delivery by NCR of this Amendment, the performance by NCR of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of NCR, or of any material agreement, judgment, license, order or permit applicable to or binding upon NCR, or result in the creation of any lien, charge or encumbrance upon any assets or properties of NCR. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by NCR of this Amendment or to consummate the transactions contemplated hereby.

                  (d) When duly executed and delivered, each of this Amendment and each Transaction Document amended hereby will be a legal and binding instrument and agreement of NCR, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

                                  ARTICLE VII.

                                  MISCELLANEOUS

         Section 7.1. RATIFICATION OF TRANSACTION DOCUMENTS. The Original Documents as hereby amended are hereby ratified and confirmed in all respects. Any reference to any Transaction Document in any other Transaction Document shall be deemed to refer to this Amendment also, and any reference in any Transaction Document to any other document or instrument amended, renewed, extended or otherwise affected by this Amendment shall also refer to such Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Purchaser under any Transaction Document nor constitute a waiver of any provision of any Transaction Document.

         Section 7.2. SURVIVAL OF AGREEMENTS. All representations, warranties, covenants and agreements of the Transaction Parties herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the purchase of the Notes and the Receivables, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Transaction Party hereunder or under any Transaction Document to the Purchaser shall be deemed to constitute representations and warranties by, or agreements and covenants of, such Transaction Party under this Amendment and under the Transaction Agreement.

         Section 7.3. TRANSACTION DOCUMENTS. This Amendment is a Transaction Document, and all provisions in the Transaction Agreement pertaining to Transaction Documents apply hereto.

         Section 7.4. GOVERNING LAW THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         Section 7.5. COUNTERPARTS. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         Section 7.6. CONSENT BY THE PURCHASER. The Purchaser hereby consents to the assignment by Cap Rock of the Power Sales Agreement and the Transmission Agreement to NCR, and hereby waives any violation of Section 7.1(n) of the Transaction Agreement and Paragraph 4(v) of the Receivables Purchase Agreement heretofore caused by such assignment.

         Section 7.7 AGREEMENT BY NCR. NCR hereby agrees and acknowledges that it is a party to the Transaction Agreement, the Transmission Agreement and the Receivables Purchase Agreement, and that it is bound by the terms and conditions set forth therein to the same extent as if it had been an original signatory to such Transaction Documents.

         Section 7.8. CONTROLLING DOCUMENT. If any term or provision hereof or in any other Transaction Document shall be in conflict with any term or provision of the Assignment, the terms and provisions of the Transaction Documents shall be deemed to be controlling. Notwithstanding that Cap Rock remains liable for the obligations arising under the terms of the Power Sales Agreement and the Transmission Agreement, Cap Rock has agreed to execute and deliver the User Guaranty of even date herewith, which is made for the benefit of the Purchasers and the Supplier. If any term or provision of the User Guaranty shall be in conflict with any term or provision of the Assignment or the Power Sales Agreement, the terms and provisions of the User Guaranty shall be deemed to be controlling.

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                    SOUTHWESTERN PUBLIC SERVICE COMPANY




                                    By: /s/ Coyt Webb
                                       ---------------------------------
                                       Coyt Webb
                                       President


                                    By: /s/ Robert D. Dickerson
                                       ---------------------------------
                                       Robert D. Dickerson
                                       Secretary and Treasurer


                                    CAP ROCK ELECTRIC COOPERATIVE, INC.



                                    By: /s/ David Pruitt
                                       ---------------------------------
                                       David Pruitt
                                       President

                                    NEW CORP RESOURCES, INC.



                                    By: /s/ Steve Collier
                                       ---------------------------------
                                       Name:  STEVE COLLIER
                                       Title: PRESIDENT



                                    OTP, INC.




                                    By: /s/ David Pruitt
                                       ---------------------------------
                                       David Pruitt
                                       President


                                    METROPOLITAN LIFE INSURANCE COMPANY



                                    By: /s/ Theodore M. Payne
                                       ---------------------------------
                                       Name: Theodore M. Payne
                                       Title: Assistant Vice President


                                    METROPOLITAN PROPERTY AND CASUALTY
                                    INSURANCE COMPANY



                                    By: /s/ Bradley D. Rhoads
                                       ---------------------------------
                                       Name: Bradley D. Rhoads
                                       Title: Vice President


                                    METROPOLITAN INSURANCE AND ANNUITY
                                    COMPANY



                                    By: /s/ Gregory J. Yoder
                                       ---------------------------------
                                       Name: Gregory J. Yoder
                                       Title: Vice President

                                    TEXAS COMMERCE BANK NATIONAL
                                    ASSOCIATION


                                    By: /s/ Michael A. Eggert
                                       ---------------------------------
                                       Michael A. Eggert
                                       Vice President and Trust Officer

                              CONSENT AND AGREEMENT


         Cap Rock hereby consents to the provisions of this Amendment and the transactions contemplated herein, and hereby ratifies and confirms the Guaranty dated as of September 9, 1993, made by it for the benefit of Note Purchasers, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                                    CAP ROCK ELECTRIC COOPERATIVE, INC.




                                    By: /s/ David Pruitt
                                       ---------------------------------
                                       David Pruitt
                                       President

                              CONSENT AND AGREEMENT

         Supplier hereby consents to the provisions of this Amendment and the transactions contemplated herein, and hereby ratifies and confirms the Guaranty dated as of September 9, 1993, made by it for the benefit of Note Purchasers, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect. Supplier further acknowledges that it consents to (i) the assignment by Cap Rock to NCR of the Power Sales Agreement and the Transmission Agreement and (ii) the assumption by NCR of the payment obligations arising under each Receivable, and Supplier agrees that its obligations under such Transmission Documents are unimpaired by such assignment and assumption and shall remain in full force and effect.


                                    SOUTHWESTERN PUBLIC SERVICE COMPANY



                                    By: /s/ Coyt Webb
                                       ---------------------------------
                                       Coyt Webb
                                       President



                                    By: /s/ Robert D. Dickerson
                                       ---------------------------------
                                       Robert D. Dickerson
                                       Secretary and Treasurer














                                       13